INCOME TAXES - Operating loss Carryforwards (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
INCOME TAXES.
Federal and state net operating loss carryforwards ("NOLs") resulting in deferred tax assets	$ 12,477	$ 15,531
Increase in valuation allowance	161
Amount of unrecognized benefits on uncertain tax positions that, if recognized, would affect the Company's effective tax rate	$ 2,090